SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                        FEBRUARY 18, 1997


                   Aames Capital Corporation
                  ----------------------------
     (Exact name of Registrant as specified in its charter)

         California             33-99458 and 333-10185      95-4438859
        ------------            ----------------------      -----------
(State or other jurisdiction          (Commission         (I.R.S. employer
     of incorporation)                file number)      identification no.)


Aames Capital Corporation
3731 Wilshire Boulevard, 10th Floor
Los Angeles, California                             90010
------------------------------------               -------
(Address of principal executive offices)         (ZIP Code)

                              (213) 351-6100
                   ---------------------------------
           Registrant's telephone number, including area code

                                 No Change
                              --------------
      (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1996-A - Statement to Certificateholders

          20.2 Aames Capital Corporation, Mortgage Pass-through Certificates, Series 1996-B - Statement to Certificateholders

          20.3 Aames Capital Corporation, Mortgage Pass-through Certificates, Series 1996-C - Statement to Certificateholders

          20.4 Aames Capital Corporation, Mortgage Pass-through Certificates, Series 1996-D - Statement to Certificateholders

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AAMES CAPITAL CORPORATION

                         By: /s/ Gregory J. Witherspoon
                             -------------------------------
                              Gregory J. Witherspoon
                              Executive Vice President - Finance
                              and Chief Accounting Officer



Dated:   February 25, 1997


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                        Index to Exhibits


Exhibit
-------

20.1        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1996-A - Statement to
            Certificateholders

20.2        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1996-B-Statement to
            Certificateholders

20.3        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1996-C-Statement to
            Certificateholders

20.4        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1996-D-Statement to
            Certificateholders

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